THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT VA-R
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY
VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED MARCH 23, 2009
TO CONTRACT PROSPECTUS DATED APRIL 30, 2008
AS SUPPLEMENTED

          Currently, insurance obligations under the contracts issued by The United States Life Insurance Company in the City of New York are guaranteed by American Home Assurance Company (the "Guarantee"). The Guarantee does not guarantee contract value or the investment performance of the variable investment options.

          As of April 30, 2009 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued contracts. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover any contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.